UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant To Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant                       |X|
Filed by a Party other than the Registrant    |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            GENERAL COMPONENTS, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
      |X|   No fee required
      |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:
      |_|   Fee previously paid with preliminary materials.

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      |_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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


                            GENERAL COMPONENTS, INC.

                            ------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        to be held on September 29, 2005

                            ------------------------


TO OUR STOCKHOLDERS:

      PLEASE TAKE NOTICE that the annual meeting of stockholders (the "Annual Meeting") of General Components, Inc. (the "Company"), will be held at the Company's offices located at, 1802 Grand Pacific Building, 8A, Guanghua Road, Chao Yang, Beijing China 100026 on September 29, 2005 at 10:00 a.m. local time, for the following purposes:

      1. To elect five (5) directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified; and

      2. To approve the Board of Directors' appointment of BDO McCabe Lo & Company as the independent public auditor of the Company for the fiscal year 2005.

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment.

      The Board of Directors has fixed the close of business on August 10, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment. A proxy statement, which describes the foregoing proposals and a form of proxy accompany this notice.

                                       By Order of the Board of Directors

                                       /s/ Bruce A. Cole
                                       -----------------------------------------
                                       Vice Chairman

Dated:  August 29, 2005

                                    IMPORTANT

Whether or not you expect to attend the Annual Meeting, please execute the accompanying proxy and return it promptly in the enclosed reply envelope, which requires no postage. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting. Also, whether or not you grant a proxy, you may vote in person if you attend the Annual Meeting.

                            GENERAL COMPONENTS, INC.

                            ------------------------

                                 PROXY STATEMENT
                         Annual Meeting of Stockholders
                        to be held on September 29, 2005

                            ------------------------

                              SOLICITATION OF PROXY

      The accompanying proxy is solicited on behalf of the Board of Directors of General Components, Inc. (the "Company"), for use at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at the offices of the Company, 1802 Grand Pacific Building, 8A, Guanghua Road, Chao Yang, Beijing China 100026 on September 29, 2005 at 10:00 a.m., local time, and at any adjournment. In addition to mail, proxies may be solicited by personal interview, telephone, telecopier or email by our officers, directors and other employees, without additional compensation. We will bear the cost of solicitation of proxies, which are expected to be nominal. The Board of Directors has set August 10, 2005 as the record date (the "Record Date") to determine those holders of record of common stock, par value $.001 ("Common Stock") who are entitled to notice of, and to vote at the Annual Meeting. On or about August 29, 2005, the Company's 2004 Annual Report, including financial statements, this Proxy Statement and the proxy card (the "Proxy Card" or "Proxy") are being mailed to stockholders of record as of the Record Date.

      If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such instructions. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted "FOR" Proposals No. 1 and No. 2.

Outstanding Voting Securities

      Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 100,030,000 shares of Common Stock outstanding.

      If a quorum is present, in person or by proxy, all elections for Directors shall be decided by a plurality of the votes cast in respect thereof. If no voting direction is indicated on the proxy cards, the shares will be considered votes for all nominees.

      Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of Directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. Abstentions on the Company's proposal to approve the appointment of the independent auditors will not have any effect for or against such proposal.

      Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the approval of the appointment of the independent auditors. Broker non-votes will have no effect on matters being considered at the Annual Meeting.

How You Can Vote

      You may vote your shares by signing the enclosed proxy card and returning it in a timely manner. Please mark the appropriate boxes on the card and sign, date and return the card promptly. A postage-paid return envelope is enclosed for your convenience.

      Execution of the accompanying proxy card will not affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company at any time before the proxy is voted or by attendance at the Annual Meeting and electing to vote in person.

                            SECURITY OWNERSHIP TABLE

      The following table sets forth information with respect to the beneficial ownership of shares of common stock as of August 10, 2005 to be updated as of the record date:

o each person or entity who is known by the Company to beneficially own five percent or more of the Common Stock;

o     each director and executive officer of the Company; and

o     all directors and executive officers of the Company as a group.

----------------------------------------------------------------------------------------------------------
                                                       Number of
          Name of Beneficial Owner                     Shares(1)                Percentage Ownership
----------------------------------------------------------------------------------------------------------
Simon Mu(2)                                            21,599,272                      21.60%
----------------------------------------------------------------------------------------------------------
Lotus Liberator Fund
Room 2703, 27/F, The Centrium                          10,579,240                      10.58%
60 Wyndham Street
Central, Hong Kong
----------------------------------------------------------------------------------------------------------
Dan Zheng Lee
2 Hudson Court                                          9,256,832                      9.26%
Franklin Park, New Jersey 08823
----------------------------------------------------------------------------------------------------------

Bruce Cole(2)                                           6,171,216                       6.17%
----------------------------------------------------------------------------------------------------------
China Enterprise Investments No. 12 Limited
P.O. Box 309GT, Ugland House                            5,701,696                       5.70%
South Church Street
Georgetown, Grand Cayman Cayman Islands
----------------------------------------------------------------------------------------------------------

Junichi Goto(2)                                           617,120                        *
----------------------------------------------------------------------------------------------------------

Jonathan Chan(2)                                          493,696                        *
----------------------------------------------------------------------------------------------------------

Regis Kwong(2)                                            308,560                        *
----------------------------------------------------------------------------------------------------------

Peter Wang(2)                                             308,560                        *
----------------------------------------------------------------------------------------------------------

James Walker(2)                                            30,000                        *
----------------------------------------------------------------------------------------------------------

All Directors and Executive Officers as a              29,528,424                       29.5%
    Group (7 persons)
----------------------------------------------------------------------------------------------------------

------------------------
* Less than one percent.

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage of ownership is determined by assuming that options, warrants or convertible securities that are held by such person (not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.

(2) Indicates a director and/or executive officer of the Company. The address of each such individual is c/o General Components, Inc., Suite 2021, 20/F, Two Pacific Place, 88 Queensway, Hong Kong.

Change of Control

      On September 24, 2004, the Company consummated a Share Exchange Agreement (the "Exchange Agreement") with General Components, Inc., a privately owned Cayman Islands company ("GCI Cayman"), and GCI Cayman's shareholders, (the "Shareholders"), pursuant to which the Company acquired all of the issued and outstanding shares of stock of GCI Cayman in exchange for the issuance in the aggregate of 20,000,000 shares of Common Stock (the "Shares") to the Shareholders.

      As a result of the transaction, GCI Cayman became a wholly-owned subsidiary of the Company and, upon the issuance of the Shares, the Shareholders owned approximately 80% of all of the Company's issued and outstanding common stock. Immediately following the share exchange, a total of 25,000,000 shares of common stock were issued and outstanding. Stockholders of record as of October 14, 2004 of the Company received a dividend paid in shares of common stock on October 25, 2004 on a one-for-one basis per share of Common Stock (the "Dividend"). The transaction increased the total number of outstanding shares of common stock from 5,000,000 to 10,000,000. Prior to the payment of the Dividend, the Company effected a recapitalization of the Company pursuant to which 20,000,000 shares of the Company's outstanding common stock was exchanged for 10,000,000 shares of the Company's Series A Preferred Stock. Each share of Series A Preferred Stock was convertible into eight (8) shares of Common Stock and each share of Series A Preferred Stock is entitled to eight (8) votes, voting together with the holders of common stock as a single class. All the shares of Series A Preferred Stock were converted into Common Stock on May 27, 2005.

      Additionally, in connection with the transactions contemplated by the Exchange Agreement, the Company and certain investors, executed and delivered a Stock Purchase Agreement in which such Investors received 10,000,000 shares of common stock of the Company for consideration of $2,000,000.

                                 Proposal No. 1.

                            Election of Five Directors

      Five (5) directors will be elected at the Annual Meeting to serve for a term of one year, until the next Annual Meeting or until their successors have been duly elected and have qualified. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. The five (5) nominees for election as directors to serve until the next Annual Meeting are: Simon Mu, Bruce Cole, Junichi Goto, Regis Kwong and Peter Wang. James Walker has decided not to stand for re-election as director of the Company due to his affiliation with another company that may enter into a business that competes with the Company. Mr. Walker did not make his decision not to stand for re-election as a result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Directors, Executive Officers and of the Company

      Set forth below are the names of the directors, executive officers and key employees of the Company as of August 10, 2005.

----------------------------------------------------------------------------------------------------

                Name                              Age                         Position

----------------------------------------------------------------------------------------------------
Simon Mu                                           48            Chairman and Chief Executive
                                                                 Officer
----------------------------------------------------------------------------------------------------

Bruce Cole                                         57            Vice Chairman, President and
                                                                 Secretary
----------------------------------------------------------------------------------------------------

Jonathan Chan                                      33            Treasurer and Chief Financial
                                                                 Officer
----------------------------------------------------------------------------------------------------

Junichi Goto                                       51            Independent Director
----------------------------------------------------------------------------------------------------

Regis Kwong                                        43            Independent Director
----------------------------------------------------------------------------------------------------

Peter Wang                                         51            Independent Director
----------------------------------------------------------------------------------------------------

James Walker                                       69            Director
----------------------------------------------------------------------------------------------------

Dr. Simon Mu, 48, Chairman and CEO - Dr. Mu is a founder of the Company and has been Chairman of the Board of Directors and CEO since its inception in September 1998. Dr. Mu is also the CEO of China Mineral Acquisition Corporation, a U.S. publicly listed company . He is a Managing Director of Capital Bridge Investment Ltd., a Chinese company specializing in mergers, acquisitions and distressed debt financing in China, since August 2003. Since 1996, Dr. Mu has served as Chairman of the Board of Beijing Marrison World Business Information Systems Company, a computer systems integrator in China, in which Dr. Mu is also a majority shareholder. He was Vice-Chairman of Jinpan International Ltd., an AMEX listed company, between August 1997 to December 1999. From February 1995 to August 1998, Dr. Mu was President of Patron America Inc., a financial advisory company. From September 1993 to January 1995, he served as Vice President of Investment Banking for Salomon Brothers in Hong Kong. Prior to joining Salomon, he was an Assistant Professor at the Lyndon Johnson School, the University of Texas at Austin, from 1991 to 1993. Dr. Mu holds a Masters in Econometrics and a Ph.D. in Planning and Development Finance, both from the University of North Carolina at Chapel Hill. He has a B.S. degree in Urban Planning from Nanjing University.

Mr. Bruce A. Cole, 57, Vice Chairman and President - Mr. Cole has been involved with the Company since its inception, and has served as a director of the Company since January 1999 and became Vice Chairman in December 2001. He is Vice Chairman of Morgan Stern Merchant Bank, with offices in Beijing, Hong Kong and the U.S. He is a managing member of Morgan Stern Realty Holdings, LLC, which owns commercial property in Texas. Mr. Cole is also Vice Chairman of Ramwell Industrial Limited, an engineering and equipment manufacturing company with offices in China and the U.S. From 1996 to 1999, Mr. Cole was the President and a member of the Board of Directors of National Information Group and its five subsidiaries, a publicly traded company in the U.S. with over 1,000 employees. In May 1999, National merged with First American Financial Corp., a NYSE listed company. From 1994 to 1996, Mr. Cole served as Executive Vice President and General Counsel at J.B. Oxford Holdings. He served as Special Counsel at Rubenstein & Perry from 1991-1994 where he managed assets of distressed companies and completed numerous corporate restructurings transactions involving the $2 billion conservation proceedings of Executive Life Insurance Company. Mr. Cole was the founding member and President of a San Francisco based law firm from 1981-1990. Mr. Cole has been active in business in China since 1985, first as a lawyer and then as a businessman. Mr. Cole has served on a number of corporate boards, both public and private. Mr. Cole earned a Bachelor of Arts degree from UCLA and a Juris Doctor degree from the University of San Francisco.

Mr. Jonathan Chan, 33, Treasurer and Chief Financial Officer - Mr. Chan has served as Treasurer and Chief Financial Officer of the Company since November 2004. He is currently an Associate Director of Go-To-Asia Investment Limited. At Go-To-Asia, Mr. Chan is responsible for venture capital investment activities in the Greater China Region. Previously, he served as a manager in charge of venture capital investment for Softbank China Venture Investments Limited. Mr. Chan also has over 6 years of experience in accounting and corporate finance, he worked for Ernst & Young in Hong Kong where he was responsible for auditing, due diligence review, corporate valuations, corporate restructuring and initial public offerings of PRC enterprises. Mr. Chan holds a Bachelor of Commerce degree in Accounting and Computer Information System from the University of New South Wales, Australia. He is an associated member of the Hong Kong Institute of Certified Public Accountants (formerly known as the Hong Kong Society of Accountants) and a member of CPA Australia.

Mr. Junichi Goto, 51, Director - Mr. Goto has been a member of the Board of Directors since October 2004. He has been the chairman and chief executive officer of Go-To-Asia Investment Limited. Mr. Goto served as the president and chief executive officer of Softbank China Venture Investments Limited from July 1999 to June 2001. Prior to that, he worked in the finance industry for over 20 years, including serving as managing director and chief executive officer of Nomura China Venture Investments Limited from April 1996 to July 1999 and serving as managing director of China Investment Banking Department of Nomura International (Hong Kong) Limited from 1992 to 1996. Mr. Goto holds a Bachelor's degree in economics from the University of Tokyo.

Mr. Regis Kwong, 43, Director - Mr. Kwong has been a member of the Board of Directors since October 2004. He has worked for several major U.S.-based global telecom services providers for over 18 years. During 1995 to 1997, he worked for GTE (now Verizon) China as head of operations. From 1997 to 1999, he served as Vice President and General Manager for its China operations. After leaving GTS, Mr. Kwong founded Terremark Asia to provide internet messaging and Internet Exchange services in China. Terremark was later listed on the AMEX. Since 2000, he has been the Managing Director for China Consolidated Investment Firm. Mr. Kwong holds a Bachelor and Master's degree in Computer Engineering from California Polytechnic University as well as an MBA from Rutgers University.

Mr. Peter Wang, 51, Director - Mr. Wang has been a member of the Board of Directors since October 2004. He was Executive Vice President and Director of Unitech Telecom (now named UTStarcom, NASDAQ: UTSI) and co-founded US World Communications Group, Inc., United Medical Group, and World PCS, Inc. Mr. Wang also worked at AT&T Bell Labs and Racal-Milgo Information System on Network Evolution Planning. He was elected Deputy Chairman of the Association of Privately Owned High-tech Enterprises in China. Mr. Wang has a BS in Computer Science and a MS in Electrical Engineering from University of Illinois as well as an MBA in Marketing from Southeast-Nova University.

Dr. James K. Walker, 69, Director - Dr. Walker was appointed to the board of directors in January 2005. Dr. Walker is the chairman of the boards of directors of Nanoptics, Inc. ("Nanoptics"), Maxxvision, LLC ("Maxxvision") and Digital Optronics Corporation ("Digital"). Nanoptics, which is controlled by Dr. Walker, is a high technology research and development company founded by Dr. Walker in 1987. Maxxvision and Digital were founded in 2000 and 2001 to commercialize specific products developed at Nanoptics. Dr. Walker was a Professor of Physics at the University of Florida from 1984 to 2000. From 1969 to 1984, Dr. Walker was a Department and Division Head at the world's largest atom smasher, the Fermi National Laboratory in Chicago, Illinois. Dr. Walker was an Associate Professor at Harvard University, Cambridge, Massachusetts from 1962 to 1969. He has also held visiting positions for periods of six months to two years at CERN, Geneva, Switzerland, The Rutherford laboratory, England, The Weizmann Institute, Israel and the Ecole Normale Superieure, Paris, France. He served on the Nobel Nominating Group for physics from 1991 to 1995 and was a John Simon Guggenheim Fellow for the year 1969. He has also served on Review Committees and Study Groups at the National Institutes of Health. Dr. Walker has published more than 100 professional articles on high energy physics, plastic fiber optical communications, medical sensors and radiology and is the author of more than 20 patents. Dr. Walker received his Ph.D. in physics from the University of Glasgow, Scotland.

      There are no family relationships between any director or executive officer and any other director or executive officer.


      The Board of Directors of the Corporation recommends a vote FOR the slate of director nominees. The vote of a plurality of shares, present in person or represented by proxy at the Annual Meeting and entitled to vote, is required to elect each of the Directors.

                          BOARD AND COMMITTEE MEETINGS

      Our Board of Directors has responsibility for establishing the Company's corporate policies and overseeing the Company's overall performance, although it is not involved in day-to-day operating details. The Board of Directors meets regularly throughout the year to review significant developments affecting the Company and to act upon matters requiring approval of the Board of Directors. It also holds special meetings as required from time to time when important matters arise requiring action of the Board of Directors between scheduled meetings. Due to the change in control of the Company in September 2004, the Board of Directors did not hold any meetings during 2004.

      The Board of Directors has an Audit Committee. The Board of Directors does not have a Nominating Committee or a Compensation Committee. The entire Board of Directors assumes the duties that would be delegated to a Nominating Committee and Compensation Committee. The Company does not have a policy with regard to Board of Directors members' attendance at annual meetings of stockholders. Since September 24, 2004, when the Company consummated the Share Exchange Agreement and new directors were appointed to the Board of Directors, the Company has not held an annual meeting of stockholders. Accordingly, there is no information to provide as to the number of members of the Board of Directors who attended the prior year's annual meeting.

      Nominating Committee

      The Board of Directors does not have a standing Nominating Committee because the Board of Directors determined that the Board of Directors could satisfactorily perform the actions of the Nominating committee. The Board of Directors has adopted resolutions with respect to the nomination process. The Board of Directors accepts director nominations made by members of the Board of Directors of the Company. Pursuant to the terms of the Company's bylaws, stockholders of the Company may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors by written consent of a majority of the outstanding shares entitled to vote.

      The Board of Directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other members of the Board of Directors, and specialized knowledge or experience. Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily. In considering candidates for the Board of Directors, they evaluate the entirety of each candidate's credentials and do not have any specific minimum qualifications that must be met by a nominee. They will consider candidates from any reasonable source, including current members of the Board of Directors, stockholders, professional search firms or other persons. The Board of Directors will not evaluate candidates differently based on who has made the recommendation.

      Audit Committee

      The following disclosure about the Company's audit committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of the Company's other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference therein.

      The Audit Committee operates under a formal charter in accordance with all applicable laws. The charter was approved and adopted by the Board of Directors on November 12, 2004 and will be reviewed and reassessed annually by the Audit Committee. The charter sets forth the responsibilities, authority and specific duties of the Audit Committee. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the Company's independent auditors and management. The Audit Committee charter is attached as Appendix 1 to this proxy statement.

      The Board of Directors has established an audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Junichi Goto, Regis Kwong and Peter Wang, each of whom are independent as defined in the Nasdaq Marketplace listing standards currently in effect. None of the Audit Committee members is a current officer or employee of the Company or any of its affiliates.

      The Board of Directors has determined that Junichi Goto, Chairman of the Audit Committee, qualifies as an "audit committee financial expert" under the Securities and Exchange Commission's definition.

      Audit Committee Report

      The responsibilities of the Audit Committee are set forth in the Audit Committee Charter. The Audit Committee assists the full Board of Directors in fulfilling its oversight responsibilities with respect to the integrity of financial statements and other financial information. Management prepares the financial statements and establishes the system of internal control.

      As part of its oversight responsibility, the Audit Committee reviewed and discussed the financial statements with Management and the Company's Independent Auditor, BDO McCabe Lo & Company, including a discussion about the quality and appropriateness, not just acceptability, of accounting principles applied in the company's financial statements. The Independent Auditor has the responsibility for expressing an opinion on the conformity of the annual financial statements with US GAAP and disclosure requirements. The Audit Committee reviewed with the Independent Auditor their judgments as to the acceptability and conformity of the Company's financial statements with US GAAP and SEC disclosure requirements; and also other matters as are required to be discussed under US generally accepted auditing standards. The Audit Committee met with the Independent Auditor, without management present, to discuss the results of their audit, quality of financial reporting and audit experience with the Company.

      The Audit Committee discussed with BDO McCabe Lo & Company its independence from management and the Company. The Audit Committee received a letter and written disclosure, as required by Independence Standard Board Standard No.1, from BDO McCabe Lo & Company confirming its independence from management and the Company.

      An engagement letter was submitted to and approved by the Audit Committee outlining the scope and plan of the annual audit.

      Relying on the reviews and discussions noted above, the Audit Committee recommends to the full Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the US SEC. The Audit Committee also recommends BDO McCabe Lo & Company as the Company's Independent Auditor for 2005.

         The Audit Committee
         Junichi Goto, Chairman
         Regis Kwong
         Peter Wang

         August 12, 2005

      Process for Sending Communications to the Board of Directors

      Stockholders may contact senior management or directors to discuss any questions they may have by sending correspondence to the Company's corporate offices located at 300 Park Avenue, 17th Floor, New York, New York 10022,
Attention: Bruce Cole, President. The telephone number at the corporate office is (212) 786-2291.


                           SUMMARY COMPENSATION TABLE

      The following table sets forth the compensation paid or accrued for the fiscal year ended December 31, 2004 for the Company's Chief Executive Officer and Chief Financial Officer. Other than the Chief Executive Officer, no other executive officer had salary and bonus that was in excess of $100,000.


           -----------------------------------------------------------------------------------------

                                                                      Annual Compensation
           -----------------------------------------------------------------------------------------
                        Name and                                                      Other Annual
                   Principal Position             Year             Salary            Compensation
           -----------------------------------------------------------------------------------------
           Simon Mu                               2004            USD$120,000               -0-
           Chairman and Chief Executive           2003               $120,000               -0-
           Officer                                2002               $120,000               -0-

           -----------------------------------------------------------------------------------------

           Bruce Cole                             2004             USD$70,000               -0-
           Vice Chairman, President and           2003                    -0-               -0-
           Secretary                              2002                    -0-               -0-
           -----------------------------------------------------------------------------------------


      Additionally, our executive officers and/or their respective affiliates will be reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of such expenses by anyone other than our Board of Directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. During each of the last three fiscal years, none of our officers other than those listed above had salary and bonus greater than $100,000.

Since our formation, we have not granted any stock options or stock appreciation rights or any awards under long-term incentive plans.

Option Grants in Last Fiscal Year.

None.

Aggregate Option Exercises In Last Fiscal Year

None.

Equity Compensation Plan Information

The Company has not adopted an equity incentive plan.

Directors' Compensation

Not applicable.

Employment Contracts

      GCI Cayman entered into an employment agreement with Simon Mu in 2001, pursuant to which Dr. Mu serves as Chairman and Chief Executive Officer, reporting to the Board of Directors of GCI Cayman. Dr. Mu's monthly salary is US$10,000 after taxes, with an annual performance bonus is 10% of audited after-tax operating profit of the Chinese operations (referred to herein as "ATP") calculated under International Accounting Standards. Dr. Mu's bonus will be granted on pro-rata basis if either Dr. Mu or the Company terminates the contract during the financial year. 10% of ATP will be shared among an approved management team of not more than six individuals including Dr. Mu. He is entitled to not more than 30% of the total approved annual performance bonus and has use of a company car. Either Dr. Mu or the Company may terminate the employment agreement with three months' notice during the first with six months' of service and six months notice from the seventh month onward.

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the years ended December 31, 2003 and 2004, the Company sold goods to Beijing Marrison World Business Information Company Limited for US$61,554 and US$217,136 respectively. Dr. Simon Mu, the Company's Chairman and Chief Executive Officer, has a controlling interest in Beijing Marrison World Business Information Company Limited.

      The amount of US$500,000 due from Nottingham International Limited ("NIL") represents sale of machinery by the Company in 2002, which amount remained outstanding at December 31, 2003. The amount is interest-free, unsecured and without fixed terms of repayment. Prior to August 2003, Dr. Mu was a director of NIL.

      The Company paid consultancy service fees of US$70,000 to Ramwell Industrial Limited for the installation and engineering services of the POF production lines for Nottingham Optical Technology Ltd during the year ended December 31, 2003. In addition, US$450,000 was paid in December 2003 and US$370,000 was paid in the year ended December 31, 2004 as compensation for services rendered in connection with a contract signed in 2001 for future maintenance and engineering consulting services, including improving plastic optical fiber production, and reviewing the quality and quality assurance systems. Mr. Bruce Cole, the Company's Vice Chairman, President and Secretary, is a director of Ramwell Industrial Limited.

Section 16(a) Beneficial Ownership Reporting Compliance

      Based solely upon a review of Forms 3 and 4 and amendments to these forms furnished to the Company, all parties subject to the reporting requirements of
Section 16(a) of the Exchange Act filed all such required reports during and with respect to the fiscal year ended December 31, 2004.

Code of Business Conduct and Ethics

      In March 2005, the Board of Directors adopted a Code of Business Conduct and Ethics to promote its commitment to the legal and ethical conduct of the Company's business. The Chief Executive Officer, Chief Financial Officer, and other senior officers are required to abide by the Code of Business Conduct and Ethics, which provides the foundation for compliance with all corporate policies and procedures, and best business practices. The policies and procedures address a wide array of professional conduct, including the establishment of sound employment policies, methods for avoiding and resolving conflicts of interest, safeguarding intellectual property, protecting confidential information, and a strict adherence to all laws and regulations applicable to the conduct of the Company's business. The Company intends to satisfy its obligations, imposed under the Sarbanes-Oxley Act, to disclose promptly on the Company's website amendments to, or waivers from, the Code of Business Conduct and Ethics, if any.

                                 Proposal No. 2.

                 Approval of Appointment of Independent Auditors

      The Board of Directors has reappointed BDO McCabe Lo & Company as independent auditors to audit the financial statements of the Company for the current fiscal year, subject to the approval of such appointment by the Company's stockholders. BDO McCabe Lo & Company has served as the Company's Independent Auditors since November 2004.

      Representatives of the firm of BDO McCabe Lo & Company will be present at the Annual Meeting by telephone conference call to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

      On October 28, 2004, we ended the engagement of Kyle L. Tingle, CPA, LLC as our independent certified public accountants, and engaged BDO McCabe Lo & Company as our new independent certified public accountants. The decision was approved by the Board of Directors of the Company. The report of Kyle L. Tingle, CPA, LLC on the Company's financial statements for the fiscal years ended May 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion. However, the report was modified due to an uncertainty about the Company's ability to continue as a going concern. During the Company's fiscal years ended May 31, 2003 and 2002 and the subsequent interim period preceding the termination, there were no disagreements with Kyle L. Tingle, CPA, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kyle L. Tingle, CPA, LLC, would have caused Kyle L. Tingle, CPA, LLC to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

      During the two most recent fiscal years and the interim period preceding the engagement of BDO McCabe Lo & Company, the Company did not consult with BDO McCabe Lo & Company regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Audit Fees

      The aggregate fees billed by BDO McCabe Lo & Company for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2004, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for fiscal year 2004 was $138,846. The aggregate fees billed by Kyle L. Tingle, CPA, LLC for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2003, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for fiscal year 2003 was $34,282.

Audit Related Fees

      There were no fees billed for services rendered for assurance and related services in connection with the audit and quarterly reviews for 2004 or 2003.

Tax Fees

      There were no tax fees billed for 2004 or 2003.

All Other Fees

      There were no other fees billed for 2004 or 2003.

Pre-Approval of Services

      The entire Board of Directors in conjunction with the Audit Committee pre-approves all services, including both audit and non-audit services, provided by the Company's independent accountants.

      The Board of Directors recommends that the stockholders vote FOR approval of this proposal. The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the approval of the appointment of the independent auditors.

                                  MISCELLANEOUS

Annual Report

      Our annual report to stockholders concerning our operations during the fiscal year ended December 31, 2004, including audited financial statements, has been distributed to all record holders as of the Record Date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

      UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, TO EACH STOCKHOLDER OF RECORD OR TO EACH STOCKHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON AUGUST 10, 2005. ANY REQUEST BY A STOCKHOLDER FOR OUR ANNUAL REPORT ON FORM 10-KSB SHOULD BE SENT TO OUR PRESIDENT, BRUCE COLE, GENERAL COMPONENTS, INC., 300 PARK AVENUE, 17TH FLOOR, NEW YORK, NEW YORK 10022.

      Other Business

      Our management is not aware of any other matters which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

      Stockholders' proposals intended to be presented at the 2006 Annual Meeting of Stockholders must be submitted in writing to the Secretary of the Company at 300 Park Avenue, 17th Floor, New York, New York 10022, no later than February 17, 2006 for inclusion in the Company's proxy statement and form of proxy for that meeting. Pursuant to the terms of the Company's bylaws, stockholders submitting proposals must give timely notice in writing of such proposal to the Secretary of the Company. A stockholder's notice of proposal to the Secretary of the Company shall set forth (i) a brief description of the item of business or proposal and the reasons for bringing it before the meeting, (ii) the name and address, as they appear in the Company's records, of the stockholder and any other stockholder(s) supporting or likely to support the item of business or proposal, (iii) the number and class of shares of stock of the Company that are beneficially owned on the date of such notice by the stockholder or any such other stockholder(s) supporting the item of business or proposal, and (iv) any financial interest of the stockholder or any such other stockholder(s) in such item of business or proposal. The Board of Directors or a designated committee thereof may reject any stockholder's item of business or proposal if (i) notice is not timely given, or (ii) there is a material deficiency in the notice. The Secretary of the Company shall notify the stockholder of the deficiency and the stockholder shall have not more than five
(5) days, to be determined by the Board of Directors, from the date of the deficiency notice to cure. If the deficiency is not materially cured within such period as determined by the Board of Directors, then the Board of Directors may reject the stockholder's notice. If a stockholder desires to raise an item of business or proposal at a meeting and the Board of Directors has not made a determination of whether the stockholder has complied with the procedures set forth above, then the chairman of the meeting shall determine at the meeting whether the stockholder has complied. If the chairman determines that the stockholder's notice has complied with the procedures set forth above, then the chairman shall declare the notice effective and ballots shall be provided for use at the meeting with respect to such item of business or proposal. If the chairman determines that the stockholder's notice has not complied, then unless the chairman in his sole and absolute discretion decides to waive such compliance, the stockholder's item of business or proposal shall not be brought before the meeting. Although proposals that are not timely submitted will not be included in the proxy statement for the 2006 Annual Meeting of Stockholders, the SEC rules allow proxies to grant discretionary authority to vote on matters that were not timely submitted to the Company for inclusion in the proxy statement, provided that the Company had notice of such matters no later than May 4, 2006.

                       WHERE YOU CAN FIND MORE INFORMATION

      We file annual, quarterly and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov.

      STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED AUGUST 29, 2005. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

      The above notice and proxy statement are sent by order of the Board of Directors.


                                                /s/ Bruce Cole
                                                -------------------------
                                                Bruce Cole
                                                Vice Chairman of the Board


August 29, 2005

                                   APPENDIX 1

                             AUDIT COMMITTEE CHARTER
                                       OF
                            GENERAL COMPONENTS, INC.

MISSION STATEMENT

      The Audit Committee of General Components, Inc. (the "Company") has been established by the board of directors of the Company (the "Board") to assist the Board in fulfilling its responsibilities to oversee the Company's financial and accounting operations. The Audit Committee will review and be responsible for, among other things, the Company's system of internal controls, its financial reporting process, the audit process, and the Company's processes for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee will maintain effective working relationships with the Board, management, the Company's internal auditors, and the independent auditors. The Audit Committee will confirm with the independent auditor its understanding that it has access to the Audit Committee at any time.

ORGANIZATION AND MEETINGS Audit Committee Composition

      The Audit Committee shall consist of such number of members as the Board shall determine, but in no event less than three members. The Board shall designate one member of the Audit Committee to be the Chairperson. Each member of the Audit Committee must be independent, as defined under applicable Securities and Exchange Commission ("SEC") and stock exchange rules and regulations as they currently exist and as they may be amended from time to time.

      Each member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or, if and so long as permitted under applicable stock exchange rules, become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Audit Committee members shall have such other qualifications as the Board may from time to time deem appropriate in light of the mission of the Audit Committee.

      At least one member of the Audit Committee shall qualify as a "audit committee financial expert" in compliance with the requirements established under applicable SEC and stock exchange laws and regulations as they currently exist and as they may be amended from time to time.

      Notwithstanding anything to the contrary in this charter, if permitted by applicable SEC and stock exchange laws and regulations in effect from time to time, one director who (i) is not independent as defined under applicable stock exchange rules, and (ii) is not a current employee or an immediate family member (as defined under applicable stock exchange rules) of such employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required in the best interests of the Company and its stockholders. In such event, the Board will disclose in the Company's next annual proxy statement the nature of that director's relationship with the Company and the reasons for that determination.

      If the Company fails to comply with the Audit Committee composition requirements under applicable SEC and stock exchange rules and regulations, the Company shall have an opportunity to cure such defect as provided under such rules.

Term; Meetings

      The Committee shall meet at least quarterly, or more frequently as it deems appropriate and as circumstances dictate. Any member of the Committee may call a special meeting of the Committee. Meetings of the Committee may be held telephonically.

      The Committee shall periodically meet with each of management (including the Chief Financial Officer) and the independent auditors (including the audit engagement partner) in separate executive sessions to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee expects to meet with the independent auditors and management quarterly to review the Company's financial statements.

      The Committee may invite to its meetings any director, member of management of the company and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

ROLE AND RESPONSIBILITIES

      The Committee's primary responsibility is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. The Committee also recognizes that financial management, as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. The Committee shall also perform any other activities consistent with this Charter as the Audit Committee or the Board deems necessary or appropriate or as may be required under applicable SEC and stock exchange rules and regulations in effect from time to time.

      The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

Corporate Governance

      1. Report on its meetings, proceedings and other activities at each regularly scheduled meeting of the Board, to the extent appropriate.

      2. Review and reassess the adequacy of this Charter at least annually. Submit changes to this Charter to the Board for approval.

      3. Review and approve all transactions with affiliates, related parties, directors and executive officers.

      4. Review the procedures for the receipt and retention of, and the response to, complaints received regarding accounting, internal control or auditing matters.

      5. Review the procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      6. Review with management and the independent auditors, at least once annually, all correspondence with regulatory authorities and all employees complaints or published reports that raise material issues regarding the financial statements or accounting policies.

Independent Auditors

      1. Appoint, compensate, retain and oversee the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of conducting the annual audit of the Company's books and records, preparing or issuing an audit report or performing other audit review or attest services for the Company.

      2. Obtain and review, at least once annually, a report by the independent auditors describing (i) their internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review or peer review or by any inquiry or investigation by any governmental or professional authority within the preceding five years, in each case with respect to one or more independent audits carried out by them, (iii) all material steps taken to deal with any such issues and (iv) all relationships between them and the Company.

      3. Review annually the independence of the independent auditors by (i) receiving from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company in accordance with Independence Standards Board Standard No. 1, (ii) discuss with the independent auditors all disclosed relationships between the independent accounts and the Company and all other disclosed relationships that may impact the objectivity and independence of the independent auditors and (iii) discussing with management its evaluation of the independence of the independent auditors.

      4. Obtain from the independent auditors assurance that the lead audit partner and the audit partner responsible for reviewing the audit have been and will be rotated at least once every five years and each other audit partner has been and will be rotated at least once every seven years, in each case, in accordance with Section l0A of the Securities Exchange Act of 1934, as amended (the "Act") and the rules promulgated thereunder.

      5. Review and pre-approve, all audit, review or attest services (including comfort letters in connection with securities underwritings and tax services) and all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act and the rules promulgated thereunder, and, in connection therewith, the terms of engagement. The Audit Committee may designate one member to approve such non-audit services, but that member must inform the Audit Committee of the approval at the next meeting of the Audit Committee. All such approvals and procedures must be disclosed in periodic reports filed with the SEC.

      6. Review and approve all compensation to the independent auditors for all audit and non-audit services.

      7. Review regularly with the independent auditors any audit problems or difficulties and management's response, including restrictions on the scope of activities of the independent auditors or access by the independent auditors to requested information, and significant disagreements between the independent auditors and management.

      8. Present conclusions with respect to the independent auditors to the Board.

Audits and Accounting

Before the commencement of the annual audit, the Audit Committee will meet with financial management and the independent auditor to review and approve the plan, scope, staffing, fees and timing of the annual audit. The Audit Committee shall:

      1. After completion of the audit of the financial statements, review with management and the independent auditors the results of the audit, the audit report, the management letter relating to the audit report, all significant questions (resolved or unresolved) that arose and all significant difficulties that were encountered during the audit, the disposition of all audit adjustments identified by the independent auditors, all significant financial reporting issues encountered and judgments made during the course of the audit (including the effect of different assumptions and estimates on the financial statements) and the cooperation afforded or limitations (including restrictions on scope or access), if any, imposed by management on the conduct of the audit.

      2. Review, prior to filing, all annual reports on Form 10-K and all quarterly reports on Form 10-Q, to be filed with the SEC. Discuss with management and the independent auditors, where practicable, prior to filing, the financial statements (including the notes thereto) and the disclosures under "Management's Discussion and Analysis o(pound) Financial Condition and Results of Operations".

      3. Review with management and the independent auditors, at least annually, (i) all significant accounting estimates, (ii) all significant off balance sheet financing arrangements and their effect on the financial statements, (iii) all significant valuation allowances and liability, restructuring and other reserves, (iv) the effect of regulatory and accounting initiatives, and (v) the adequacy of financial reporting.

      4. Review with management and the independent auditors all reports delivered by the independent auditors in accordance with Section 10A(k) of the Securities Exchange Act of 1934 with respect to critical accounting policies and practices used, alternative treatments of financial information available under GAAP and other written communications (including letters under SAS No. 50) between the independent auditors and management, together with their ramifications and the preferred treatment by the independent auditors.

      5. Discuss with the independent auditor and management the independent auditor's judgment about the quality, not just the acceptability, of the Company's accounting principles, as applied in the Company's financial reporting in accordance with SAS No. 61.

      6. Review and discuss with management and the independent auditors the Company's earnings press releases (paying particular attention to the use of any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be generally of disclosure and reporting policies. The Committee need not discuss in advance each earnings press release or each instance in which the Company may provide earnings guidance.

      7. Prepare the report required by the SEC to be included in the Company's annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

Monitoring of Internal Controls Systems

      1. Meet separately in executive session, at least annually, with the Company's principal accounting officer to discuss:

            a) the scope of internal accounting and auditing procedures then in effect;

            b) the Company's means for monitoring compliance by Company personnel with Company policies and procedures and applicable law; and

            c) the extent to which recommendations made by the principal accounting officer or independent auditor have been implemented.

      2. Review, based upon the recommendation of the independent auditors and financial management, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

      3. Review on an annual basis the performance of the internal audit group.

      4. In consultation with the independent auditors and the internal audit group, the accounting and financial controls, review the adequacy of the Company's internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material deficiencies and controls.

      5. Review (i) the internal control report prepared by management, including management's assessment of the effectiveness of the design and operation of the Company's internal control structure and procedures for financial reporting, as well as the Company's disclosure controls and procedures, with respect to each annual and quarterly report that the Company is required to file under the Securities Exchange Act of 1934 and (ii) the independent auditors' attestation, and report, on the assessment made by management.


      Other
      1. Engage and determine funding for independent counsel and other advisors as it determines necessary to carry out its duties.

      2. Conduct any and all investigations it deems necessary or appropriate.


Adopted: November 12, 2004

                                      PROXY

                            GENERAL COMPONENTS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints Simon Mu and Bruce A. Cole as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at 1802 Grand Pacific Building, 8A, Guanghua Road, Chao Yang, Beijing China 100026 on September 29, 2005 at 10:00 a.m. local time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

1.    Election of Directors


      FOR all nominees listed below     |_|  WITHHOLDING AUTHORITY       |_|
      (except as marked to the               to vote for allnominees
      contrary below)                        listed below


      Simon Mu, Bruce A. Cole, Junichi Goto, Regis Kwong, Peter Wang

      (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

              -----------------------------------------------------


2. Approval of the appointment of BDO McCabe Lo & Company as independent auditors.

      FOR |_|                    AGAINST |_|                     ABSTAIN |_|

      The shares of Common Stock represented by this proxy will be voted as directed; however, if no direction is given, the shares of Common Stock will be voted FOR the election of the nominees and FOR the approval of the appointment of BDO McCabe Lo & Company as the independent auditors of the Company.

         If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

                                    DATED:                      , 2005
                                          ----------------------


                                    ----------------------------------
                                    Signature


                                    ----------------------------------
                                    Signature if held jointly

                                    (Please date, sign as name appears at the left, and return promptly. If the shares are registered in the names of two or more persons, each person should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)